UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant To Section 13 or 15(d) Of the Securities and Exchange Act Of 1934

November 3, 2006
Date of Report (Date of earliest event reported)

WATSON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-13305	95-3872914
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

311 Bonnie Circle
Corona, California		92880
(Address of principal executive		(Zip Code)
offices)

(951) 493-5300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On November 3, 2006, Watson Pharmaceuticals, Inc. (“Watson”) completed the acquisition of Andrx Corporation (“Andrx”) pursuant to the Agreement and Plan of Merger, entered into by Watson, Andrx and Water Delaware, Inc., a wholly-owned subsidiary of Watson dated as of March 12, 2006 (the “Merger Agreement”), as amended on July 7, 2006 (the “Acquisition”).  Under the terms of the Merger Agreement, each outstanding share of Andrx common stock was converted into the right to receive $25 in cash for total consideration of approximately $1.83 billion.  In addition, all outstanding options to purchase Andrx common stock and all outstanding Andrx restricted stock units were cancelled in exchange for an aggregate payment made to the holders of such options and restricted stock units of approximately $44 million.  On November 6, 2006, Watson filed a Current Report on Form 8-K (the “8-K Report”) to report completion of the Acquisition.

This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the 8-K Report in order to provide the pro forma financial information required by Item 9.01(b), which we indicated would be provided no later than 71 days from the 8-K Report.

Item 9.01               Financial Statements and Exhibits.

(b)Pro Forma Financial Information

The unaudited pro forma condensed combined financial information reflecting the acquisition of Andrx by Watson is filed as Exhibit 99.4 to this Report and is incorporated herein by reference.

(d)Exhibits

The following exhibits are furnished as part of this Report:

Exhibit Number	Description

10.1*

Senior Credit Facility with Canadian Imperial Bank of Commerce, acting through its New York agency, as Administrative Agent, Wachovia Capital Markets, LLC, as Syndication Agent, and a syndicate of banks dated November 3, 2006.

23.1*	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
99.1*	Audited financial statements of Andrx Corporation for the fiscal year ended December 31, 2005.
99.2*	Unaudited interim financial statements of Andrx Corporation for the six months ended June 30, 2006.
99.3*	Press release titled “Watson Completes Acquisition of Andrx”, dated November 6, 2006.
99.4	Unaudited pro forma condensed combined financial information listed in item 9.01 (b) above.

*                 Previously filed as an exhibit to the 8-K Report filed with the Securities and Exchange Commission on November 6, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2007	WATSON PHARMACEUTICALS, INC.

	By:	/s/ R. Todd Joyce
R. Todd Joyce
Vice President - Corporate Controller and
Treasurer

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EXHIBIT INDEX

Exhibit No.	Description
10.1*

Senior Credit Facility with Canadian Imperial Bank of Commerce, acting through its New York agency, as Administrative Agent, Wachovia Capital Markets, LLC, as Syndication Agent, and a syndicate of banks dated November 3, 2006.

23.1*	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
99.1*	Audited financial statements of Andrx Corporation for the fiscal year ended December 31, 2005.
99.2*	Unaudited interim financial statements of Andrx Corporation for the six months ended June 30, 2006.
99.3*	Press Release titled “Watson Completes Acquisition of Andrx” dated November 6, 2006.
99.4	Unaudited pro forma condensed combined financial information of Andrx Corporation and Watson Pharmaceuticals, Inc.

*                 Previously filed as an exhibit to Watson’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 6, 2006.